August 15, 2006

<<Investor Name>>

<<Address1>>

<<Address2>>

<<City, State, ZIP>>

Re: Distributions from Property Sales

Dear <<Investor>>:

I am pleased to provide you with an estimate of your distribution of net proceeds from the sale of certain properties in which your Wells limited partnership(s) invested. In November 2006, Wells plans to pay your distribution of $<< dollar amount of all funds>>on the properties sold. Note that this figure represents a gross amount, and any federal or state withholding rules will be applied to the final distribution.

I also have included any Net Sale Proceeds (NSP) distribution instructions on file where applicable. In the event we do not have instructions on file, Wells will use the default instructions. If you would like to consider reinvesting your distribution in another Wells product, please discuss your suitability with your financial representative. Note that Wells must receive the properly completed paperwork no later than September 29, 2006.

<<Smart Paragraph A: only insert for Reliance Trust Company Accounts>>

<<Reliance Account

Our records indicate that Reliance Trust Company is your IRA custodian. Wells highly recommends that you contact your tax advisor or financial representative in order to understand the tax and/or other implications related to this planned estimated distribution. In order to change your existing NSP instructions, please send a signed letter to:

Wells Real Estate Funds

Attn: Client Relations

P.O. Box 2828

Norcross, GA 30091-2828

If Reliance does not receive instructions specifying an alternative distribution method by September 29, 2006, they will place your distribution into the Valiant Money Market Fund within your IRA so that it will be treated as a nontaxable event. In order to confirm the instructions that are on file for your Reliance IRA, please contact a Wells Client Services Specialist at 800-557-4830.>>

The estimated amount of net sale proceeds being distributed to you for each fund in which you are a limited partner is as follows:

Wells Fund Estimated Net Sale Proceeds Distribution

<<Wells Real Estate Fund I>> <<Amount>>

<<Wells Real Estate Fund II>> <<Amount>>

<<Wells Real Estate Fund II-OW>> <<Amount>>

<<Wells Real Estate Fund IV, L.P.>> <<Amount>>

<<Wells Real Estate Fund V, L.P.>> <<Amount>>

<<Wells Real Estate Fund VI, L.P.>> <<Amount>>

<<Wells Real Estate Fund VII, L.P.>> <<Amount>>

<<Wells Real Estate Fund VIII, L.P.>> <<Amount>>

Wells will disburse your portion of the net sale proceeds as follows:

INSTRUCTIONS <Default/On File>

INSTRUCTION TYPE <Check/EFT/DRIP>

RECIPIENT <Who>

ADDRESS <Only for Check>

FIXED AMOUNT/PERCENT <How $ is split for multiple instructions>

ELECTIVE WITHHOLDING PERCENT <If Any>

EXTERNAL ACCOUNT NUMBER <Third-Party Account Number>

<<Smart Paragraph B>>

<<Wells Real Estate Fund I

The net sale proceeds distribution for Fund I totals approximately $3,400,000, with proceeds coming from the sales of the Cherokee Commons, Heritage Place -- Retail, Peachtree Place, and Heritage Place - Office properties.

The Cherokee Commons property was sold on October 1, 2001. The total net sale proceeds allocated to Wells Fund I were $2,126,109. Of Wells Fund I's proceeds, $23,331 has been used to pay the property management fee liability accrued to Wells Management Company, Inc. through the date of the sale of Cherokee Commons. Of the remaining proceeds, $994,434 was distributed to the limited partners in August 2005. The planned distribution includes the residual proceeds of $1,108,344.

The retail portion of Heritage Place was sold on April 7, 2003. Wells Fund I owned approximately 52% of Heritage Place, and $1,665,121 of the net sale proceeds from this transaction were allocated to the Fund. Of those proceeds, $266,966 has been used to pay the property management fee liability accrued to Wells Management Company, Inc. through the date of the sale of the Heritage Place retail center. The remaining proceeds of $1,398,155 are included in the planned distribution.

The remainder of Peachtree Place was sold on June 18, 2004, and total net sale proceeds of $857,826 were allocated to Wells Fund I, which owned approximately 90% of the property. Of those proceeds, $253,200 has been used to pay the property management fee liability accrued to Wells Management Company, Inc. through December 31, 2004. The remaining proceeds of $604,626 are included in the planned distribution.

The office portion of Heritage Place was sold on May 10, 2006. Wells Fund I owned approximately 52% of Heritage Place, and $2,091,445 of the net sale proceeds from this transaction were allocated to Wells Fund I. The planned distribution includes $288,875 of these proceeds. The remaining $1,802,570 is being reserved to fund anticipated capital needs at the remaining properties as well as legal costs associated with Fund litigation.

The distribution of net sale proceeds is governed by Article IX of the Partnership Agreement. Article IX provides, among other things, that after payment of all Partnership debts and liabilities and the establishment of any reserves that the General Partners deem reasonably necessary, net sale proceeds will be distributed to A and B limited partners in accordance with the positive balance in their Capital Accounts.>>

<<Wells Real Estate Fund II

The net sale proceeds distribution for Fund II totals approximately $6,000,000, with proceeds coming from the sales of the Cherokee Commons, Heritage Place -- Retail, 880 Holcomb Bridge Road, and Brookwood Grill properties.

As a reminder, the distribution of net sale proceeds is governed by Article IX of the Partnership Agreement (as amended). Article IX provides, among other things, that after payment of all Partnership debts and liabilities and the establishment of any reserves that the General Partners deem reasonably necessary, net sale proceeds will be distributed as follows:

  Net sale proceeds will be distributed first to limited partners holding Class B Units until they have received an amount equal to the net cash available for distribution previously received by limited partners holding Class A Units on a per-unit basis.
  Remaining net sale proceeds will be distributed to all limited partners on a per-unit basis until limited partners have received 100% of their respective net capital contributions, as defined in the partnership agreement, plus a cumulative 12% per annum return on their respective net capital contributions (less the sum of all prior distributions to such limited partners).

With regard to the reference to "debts and liabilities" above, from 1987 through 2004, Wells Management Company, Inc., provided Fund I and Fund II Tucker (a joint venture between Wells Real Estate Fund I, Wells Real Estate Fund II, and Wells Real Estate Fund II-OW) with real estate and fund management services but was not receiving the management fees stipulated in the Partnership and Property Management Agreements. As you should know, Wells Management Company, Inc. had elected to defer these fees. Once the appeal on the Johnston vs. Wells Real Estate Fund I lawsuit was dismissed, we paid the accrued management fees through December 31, 2004. The portion of this payment allocated to Wells Fund II totaled $354,608, of which $280,564 was paid from net sale proceeds.

The Cherokee Commons property was sold on October 1, 2001. The total net sale proceeds from this transaction that were allocated to Wells Fund II were $4,275,779. A portion of the proceeds, $1,136,753, was used to fund the Partnership's pro-rata share of re-leasing costs at the Boeing property in 2002 and 2003. In addition, $243,863 was used to pay the property management fees that had accrued since 1987 through the date of the sale. The remaining proceeds of $2,895,164 are included in the planned distribution.

The retail portion of Heritage Place was sold on April 7, 2003, and $1,460,790 of the net sale proceeds from this transaction was allocated to Wells Fund II. Of those proceeds, $23,749 has been used to pay the property management fee liability accrued to Wells Management Company, Inc. through the date of the sale of the Heritage Place retail center. The remaining $1,437,842 is included in the planned distribution.

The 880 Holcomb Bridge Road property was sold on July 1, 2004. The total net sale proceeds from this transaction that were allocated to Wells Fund II were $952,801. Of these proceeds, $5,278 was used to pay property management fees accrued to Wells Management Company, Inc. through the date of the sale. Of the remaining proceeds, $684,567 is included in the planned distribution. The remaining proceeds have been reserved to fund the re-leasing costs for the Louis Rose property, which is currently vacant.

The Brookwood Grill property was sold on July 1, 2004, and $1,368,615 in net sale proceeds has been allocated to Wells Fund II. Of these proceeds, $7,675 was used to pay property management fees accrued to Wells Management Company, Inc. through the date of the sale. Of the remaining proceeds, $983,227 is included in the planned distribution. The remaining proceeds have been reserved to fund the re-leasing costs for the Louis Rose property, which is currently vacant.>>

<<Wells Real Estate Fund II-OW

The net sale proceeds distribution for Fund II-OW totals approximately $325,000, with proceeds coming from the sales of the Cherokee Commons, Heritage Place -- Retail, 880 Holcomb Bridge Road, and Brookwood Grill properties.

As a reminder, the distribution of net sale proceeds is governed by Article IX of the Partnership Agreement (as amended). Article IX provides, among other things, that after payment of all Partnership debts and liabilities and the establishment of any reserves that the General Partners deem reasonably necessary, net sale proceeds will be distributed as follows:

  Net sale proceeds will be distributed first to limited partners holding Class B Units until they have received an amount equal to the net cash available for distribution previously received by limited partners holding Class A Units on a per-unit basis.
  Remaining net sale proceeds will be distributed to all limited partners on a per-unit basis until limited partners have received 100% of their respective net capital contributions, as defined in the partnership agreement, plus a cumulative 12% per annum return on their respective net capital contributions (less the sum of all prior distributions to such limited partner).

With regard to the reference to "debts and liabilities" above, from 1987 through 2004, Wells Management Company, Inc., provided Fund I and Fund II Tucker (a joint venture between Wells Real Estate Fund I, Wells Real Estate Fund II, and Wells Real Estate Fund II-OW) with real estate and fund management services but was not receiving the management fees stipulated in the Partnership and Property Management Agreements. As you should know, Wells Management Company, Inc. had elected to defer these fees. Once the appeal on the Johnston vs. Wells Real Estate Fund I lawsuit was dismissed, we paid the accrued management fees through December 31, 2004. The portion of this payment allocated to Wells Fund II-OW totaled $19,886, of which $15,733 was paid from net sale proceeds.

The Cherokee Commons property was sold on October 1, 2001. The total net sale proceeds from this transaction that were allocated to Wells Fund II-OW were $239,776. A portion of the proceeds, $63,746, was used to fund the Partnership's pro-rata share of re-leasing costs at the Boeing property in 2002 and 2003. In addition, $13,675 was used to pay the property management fees that had accrued since 1987 through the date of the sale. The remaining proceeds of $162,355 are included in the planned distribution.

The retail portion of Heritage Place was sold on April 7, 2003, and $81,797 of the net sale proceeds from this transaction was allocated to Wells Fund II-OW. Of those proceeds, $1,332 has been used to pay the property management fee liability accrued to Wells Management Company, Inc. through the date of the sale of the Heritage Place retail center. The remaining $80,465 is included in the planned distribution.

The 880 Holcomb Bridge Road property was sold on July 1, 2004. The total net sale proceeds from this transaction that were allocated to Wells Fund II-OW were $53,737. Of these proceeds, $297 was used to pay property management fees accrued to Wells Management Company, Inc. through the date of the sale. Of the remaining proceeds, $33,851 is included in the planned distribution. The remaining proceeds have been reserved to fund the re-leasing costs for the Louis Rose property, which is currently vacant.

The Brookwood Grill property was sold on July 1, 2004, and $76,730 in net sale proceeds has been allocated to Wells Fund II-OW. Of these proceeds, $429 was used to pay property management fees accrued to Wells Management Company, Inc. through the date of the sale. Of the remaining proceeds, $48,330 is included in the planned distribution. The remaining proceeds have been reserved to fund the re-leasing costs for the Louis Rose property, which is currently vacant.>>

<<Wells Real Estate Fund IV, L.P.

The net sale proceeds distribution for Fund IV totals approximately $3,900,000, with proceeds coming from the sales of 4400 Cox Road and 10407 Centurion Parkway North.

The 4400 Cox Road property was sold on June 21, 2005, and $2,699,439 in net sale proceeds were allocated to Fund IV. Of these proceeds, $205,687 has been used to fund operating costs of the partnership, and $1,947,812 was distributed in November 2005. The remaining proceeds of $545,940 are included in the planned distribution.

The 10407 Centurion Parkway North building was sold on May 15, 2006, and net sale proceeds of $3,906,351 were allocated to Fund IV. Of these proceeds, $25,000 has been used to fund operating costs of the partnership. The planned distribution will include approximately $3,354,060 of these proceeds, with the remainder being reserved to fund the dissolution costs associated with closing the program.

Distribution of net sale proceeds is governed by Article IX of the Partnership Agreement. The section of Article IX that covers the calculation of this distribution is explained below.

  Class A and Class B limited partners will receive equal amounts, on a per-unit basis, until each limited partner has received aggregate distributions of net sale proceeds equal to the amount of each limited partner's original capital contribution.>>

<<Wells Real Estate Fund V, L.P.

The net sale proceeds distribution for Fund V totals approximately $6,200,000, with proceeds coming from the sales of the Marathon and 10407 Centurion Parkway North properties.

The Marathon property was sold on December 29, 2004, and approximately $1,634,039 in net sale proceeds has been allocated to Fund V. Approximately $495,882 of these proceeds has been used to fund re-leasing costs at 10407 Centurion Parkway North and operating costs for the Fund. In addition, $838,660 was distributed to the limited partners in May 2005. The planned distribution includes the remaining proceeds of $299,497.

The 10407 Centurion Parkway North building was sold on May 15, 2006, and net sale proceeds of $6,464,428 were allocated to Fund V. The planned distribution will include approximately $5,900,503 of these proceeds, with the remainder being reserved to fund the dissolution costs associated with closing the program.

Distribution of net sale proceeds is governed by Article IX of the Partnership Agreement. The section of Article IX that covers the calculation of this distribution is explained below.

  Class A and Class B limited partners will receive equal amounts, on a per-unit basis, until each limited partner has received aggregate distributions of net sale proceeds equal to the amount of each limited partner's original capital contribution.>>

<<Wells Real Estate Fund VI, L.P.

The net sale proceeds distribution for Fund VI totals approximately $4,300,000, with proceeds coming from the sales of the Tanglewood Commons and BellSouth properties.

The Tanglewood Commons property was sold on April 21, 2005, and the Fund had previously sold a land outparcel in 2002. The total net sale proceeds allocated to Fund VI were $4,045,894. Of these net sale proceeds, $356,332 was used to fund the Partnership's pro-rata share of operating costs and re-leasing costs at the Marathon property. The November 2005 distribution included $3,345,824 of the proceeds, and the remaining $343,738 is included in the planned distribution. The Fund also retains an ownership interest in two remaining outparcels, which are currently under contract for sale.

The BellSouth building in Jacksonville, Florida, was sold on May 15, 2006, and net sale proceeds of $4,400,111 were allocated to the Fund. The planned distribution will include approximately $3,956,262 of these proceeds, with the remainder being reserved to fund the dissolution costs associated with closing the program.

Distribution of net sale proceeds is governed by Article IX of the Partnership Agreement. The section of Article IX that covers the calculation of this distribution is explained below.

  Class A and Class B limited partners will receive equal amounts, on a per-unit basis, until each limited partner has received aggregate distributions of net sale proceeds equal to the amount of each limited partner's original capital contribution.>>

<<Wells Real Estate Fund VII, L.P.

The net sale proceeds distribution for Fund VII totals approximately $4,650,000, with proceeds coming from the sales of the CH2M Hill and BellSouth properties.

The CH2M Hill property was sold in December 2005, and net sale proceeds of $2,907,154 were allocated to the Fund. Of these proceeds, $2,131,847 was distributed to the limited partners in May 2006. The remaining proceeds of $775,307 are included in the planned distribution.

The BellSouth building in Jacksonville, Florida, was sold on May 15, 2006, and net sale proceeds of $4,290,244 were allocated to the Fund. The planned distribution will include approximately $3,874,693 of these proceeds, with the remainder being reserved to fund the dissolution costs associated with closing the program.

Distribution of net sale proceeds is governed by Article IX of the Partnership Agreement. The sections of Article IX that cover the calculation of this distribution are explained below.

  Net sale proceeds will be distributed first to Class B limited partners until each Class B limited partner receives an amount equal to the distribution of net cash flow from operations previously paid to the Class A limited partners, on a per-unit basis, during the same ownership period that each Class B limited partner held his Class B units, respectively.
  Remaining net sale proceeds will be distributed, on a per-unit basis, to Class A and
  Class B limited partners in equal amounts until each limited partner has received aggregate distributions equal to the amount of each limited partner's original capital contribution, reduced by Net Sale Proceeds previously distributed.>>

<<Wells Real Estate Fund VIII, L.P.

The net sale proceeds distribution for Fund VIII totals approximately $5,000,000, with proceeds coming from the sales of the CH2M Hill and BellSouth properties.

The CH2M Hill property was sold in December 2005, and net sale proceeds of $5,028,105 were allocated to the Fund. Of these proceeds, $3,697,706 was distributed to the limited partners in May 2006. The remaining proceeds of $1,330,400 are included in the planned distribution.

The BellSouth building in Jacksonville, Florida, was sold on May 15, 2006, and net sale proceeds of $4,156,572 were allocated to the Fund. The planned distribution will include approximately $3,669,600 of these proceeds. The remaining proceeds are being reserved to fund anticipated capital at the remaining assets in the Fund.

Distribution of net sale proceeds is governed by Article IX of the Partnership Agreement. The sections of Article IX that cover the calculation of this distribution are explained below.

  Net sale proceeds will be distributed first to Class B limited partners until each Class B limited partner receives an amount equal to the distribution of net cash flow from operations previously paid to the Class A limited partners, on a per-unit basis, during the same ownership period that each Class B limited partner held his Class B units, respectively.
  Remaining net sale proceeds will be distributed, on a per-unit basis, to Class A and
  Class B limited partners in equal amounts until each limited partner has received aggregate distributions equal to the amount of each limited partner's original capital contribution, reduced by Net Sale Proceeds previously distributed.>>

Please note that in accordance with the terms of the Partnership Agreements, the General Partners will not be receiving any net sale proceeds from this distribution.

Should you have any questions, please contact us at 800-557-4830. Our Client Services Specialists are available Monday through Thursday, 8:15 a.m. to 6:30 p.m., and Friday, 8:15 a.m. to 5:30 p.m. (ET). You also may send an e-mail to investor.services@wellsref.com.

Thank you for investing with Wells Real Estate Funds.

Sincerely,

/s/ Leo F. Wells III

Leo F. Wells III

General Partner

cc: Financial Representative

This correspondence contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, including discussion and analysis of our financial condition and certain other matters. You should be aware that there are various factors that could cause actual results to differ materially from any forward-looking statements made herein, which include changes in general economic conditions, changes in real estate conditions, increases in interest rates, lease-up risks, inability to obtain new tenants upon the expiration of existing leases, inability to invest in properties on a timely basis or in properties that will provide targeted rates of return, and the potential need to fund tenant improvements or other capital expenditures out of operating cash flow. Accordingly, you are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this correspondence. We do not make any representations or warranties (expressed or implied) about the accuracy of any such forward-looking statements.